PROMISSORY NOTE

This Agreement is entered into as of the 17th day of August 2006, between Keith Nguyen (“Nguyen”), a DataLogic Consulting officer, at address 18301 Von Karman Ave, Suite 250, Irvine, California 92612 and DataLogic Consulting Inc. a Texas corporation, doing business at 18301 Von Karman Ave, Suite 250, Irvine, California 92612, (“DataLogic”).

A loan shall be provided by Nguyen as a bridge loan for the purpose of interim financing while DataLogic seeks better financing terms.  For Value Received, as specified in the attached Addendum(s), DataLogic, promises to pay to the order of Nguyen, the principal amount as specified in the Addendum(s) together with simple interest on the unpaid principal balance from the date of this note until the date this note is paid in full, at the annual rate of 6%.

Principal and interest shall be paid as follows, subject to modification in the applicable Addendum:

DataLogic shall make a final payment in the amount of all remaining principal and all accrued but unpaid interest on August 17, 2007.  This note may be prepaid by DataLogic in whole or in part at any time without penalty. This note is not assumable without the written consent of Nguyen, which consent shall not be unreasonably withheld. This note is nontransferable by Nguyen.

If any installment payment due under this note is not received by Nguyen within 15 days of its due date, the entire amount of unpaid principal and accrued but unpaid interest of the loan shall, at the option of Nguyen, become immediately due and payable without prior notice by Nguyen to the DataLogic. In the event of a default, the DataLogic shall be responsible for the costs of collection, including, in the event of a lawsuit to collect on this note, Nguyen's reasonable attorney fees as determined by a court hearing the lawsuit.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above.

Accepted:

Accepted:

DataLogicConsulting, Inc.

Keith Nguyen

  /s/ Derek Nguyen

 /s/ Keith Nguyen

Name:  Derek Nguyen

Title:    Director

DataLogic Consulting, Inc.

18301 Von Karman Ave, Suite 250, Irvine, CA 92612  tel (888) 530-8228  fax (800) 549-3067

PROMISSORY NOTE

ADDENDUM A

This amends the Promissory Note entered into between Keith Nguyen (“Nguyen”) and DataLogic Consulting, Inc. (“DataLogic”) or collectively “the Parties” as of the 17th of August 2006.

Terms:

August 17, 2006 to August 17, 2007

APR:

6%

Previous Loan Balance:

$0

Additional Loan Amount:

$150,000

Total Loan Amount:

$150,000

Monthly Principal Due:

$13,636.36 (commencing October 17, 2006)

This Addendum is made effective as of the 17th day of August 2006.

DataLogicConsulting, Inc.                       Keith Nguyen

By:   /s/ Derek Nguyen                         By:   /s/ Keith Nguyen

       Derek Nguyen

DataLogic Consulting, Inc.

18301 Von Karman Ave, Suite 250, Irvine, CA 92612  tel (888) 530-8228  fax (800) 549-3067

PROMISSORY NOTE

ADDENDUM B

This amends the Promissory Note entered into between Keith Nguyen (“Nguyen”) and DataLogic Consulting, Inc. (“DataLogic”) or collectively “the Parties” as of the 17th of August 2006.

Terms:

August 18, 2006 to August 17, 2007

APR:

6%

Previous Loan Balance:

$150,000

Additional Loan Amount:

$100,000

Total Loan Amount:

$250,000

Monthly Principal Due:

$22,727.27 (commencing October 17, 2006)

This Addendum is made effective as of the 18th day of August 2006.

DataLogicConsulting, Inc.                       Keith Nguyen

By   /s/ Derek Nguyen                           By:   /s/ Keith Nguyen

      Derek Nguyen

DataLogic Consulting, Inc.

18301 Von Karman Ave, Suite 250, Irvine, CA 92612  tel (888) 530-8228  fax (800) 549-3067

PROMISSORY NOTE

ADDENDUM C

This amends the Promissory Note entered into between Keith Nguyen (“Nguyen”) and DataLogic Consulting, Inc. (“DataLogic”) or collectively “the Parties” as of the 17th of August 2006.

Terms:

August 21, 2006 to August 17, 2007

APR:

6%

Previous Loan Balance:

$250,000

Additional Loan Amount:

$50,000

Total Loan Amount:

$300,000

Monthly Principal Due:

$27,272.73 (commencing October 17, 2006)

This Addendum is made effective as of the 21st day of August 2006.

DataLogicConsulting, Inc.                       Keith Nguyen

By:   /s/ Derek Nguyen

By:  /s/ Keith Nguyen

       Derek Nguyen